Q2 2024 RESULTS REVIEW July 31, 2024 Exhibit 99.2

Q2 2024 results review | July 31, 20242 SAFE HARBOR STATEMENT AND DISCLOSURES All statements other than statements of historical fact contained in this presentation including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH Industrial and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products, changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, trade and commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls and tariffs; volatility in international trade caused by the imposition of tariffs, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics (such as the COVID-19 pandemic), terrorist attacks in Europe and elsewhere; the remediation of a material weakness; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this presentation, which is available on our website at www.cnh.com. Forward-looking statements are based upon assumptions relating to the factors described in this presentation, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH’s control. CNH expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH, including factors that potentially could materially affect its financial results, is included in the Company’s reports and filings with the U.S. Securities and Exchange Commission (“SEC”). All future written and oral forward-looking statements by CNH or persons acting on the behalf of CNH are expressly qualified in their entirety by the cautionary statements contained herein or referred to above.

GERRIT MARX REJOINS CNH AS CEO: FIRST 30 DAYS

Meeting employees, touring manufacturing & R&D facilities, visiting dealers & end customers


Case IH, Racine, US


STEYR, St. Valentin, Austria


New Holland, Noida, India


Case IH, Grand Island, US


OSTERMAYR
CASE
Dealer, Bavaria, Germany


Case IH & CASE, Fargo, US


New Holland, Zedelgem, Belgium


Raven, Sioux Falls, US

3 Q2 2024 results review | July 31, 2024

CNH

Q2 2024 results review | July 31, 20244 Q2 2024 | MAIN ACHIEVEMENTS Actively addressing market dynamics with disciplined cost reduction efforts Diligent execution of upgraded iron and precision tech Global Leadership Team with streamlined governance1 (1) Details included in a press release available at www.cnh.com

Q2 2024 results review | July 31, 20245 Q2 2024 | RESULTS (1) Non-GAAP measures (definition and reconciliation in appendix) Consolidated Revenues $5.5B (16)% Adj. EBIT1 Industrial Activities $536M (35)% Net Income $438M (38)% Diluted EPS $0.34 ($0.18) Net Sales Industrial Activities $4.8B (19)% (260) bps (32)% ($0.14) Adj. EBIT%1 Industrial Activities 11.2% Adjusted Net Income1 $485M Adjusted Diluted EPS1 $0.38 YoY vs Q2 2023

6 Q2 2024 results review | July 31, 2024 Further weakness in market demand and sentiment Ag production hours 30% lower year-over-year Production cost improvements partially offset lower volume impact Focus on product quality improvements SG&A restructuring program proceeding to plan Q2 2024 | BUSINESS HIGHLIGHTS

Q2 2024 results review | July 31, 20247 Q2 2024 | FINANCIAL HIGHLIGHTS (1) Non-GAAP measure (definition and reconciliation in appendix) ($M) $0.52 $0.38 Q2 2023 Q2 2024 386 140 Q2 2023 Q2 2024 711 485 Q2 2023 Q2 2024 5,954 4,803 Q2 2023 Q2 2024 Net Sales Industrial Activities Free Cash Flow1 Industrial Activities Adjusted Diluted EPS1 Adjusted Net Income1 (19)% (32)% ($0.14) (246) Δ YoY

Q2 2024 results review | July 31, 20248 Q2 2024 | AGRICULTURE (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the Appendix Note: numbers may not add due to rounding 4,890 3,913 Q2 2023 Q2 2024 Net Sales ($M) Gross Margin1 Adjusted EBIT Q2 2023 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q2 2024 13.7% 16.8% (20)% (260) bps Δ YoY 27.0% 24.4% Q2 2023 Q2 2024

Q2 2024 results review | July 31, 20249 Q2 2024 | CONSTRUCTION (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the Appendix Note: numbers may not add due to rounding 1,064 890 Q2 2023 Q2 2024 Net Sales ($M) Gross Margin1 Adjusted EBIT Q2 2023 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q2 2024 6.7% 6.8% (16)% +50 bps Δ YoY 16.0% 16.5% Q2 2023 Q2 2024

Q2 2024 results review | July 31, 202410 Q2 2024 | FINANCIAL SERVICES (1) Return on Assets defined as: EBIT / average managed assets annualized (2) Including unconsolidated JVs (3) At constant currency Q2 retail originations $2.9B, +$0.1B YoY Managed portfolio $28.5B, +$2.5B YoY (+$3.3B @ CC3) ($M) Managed Portfolio2 & Retail Originations2 Net Income Portfolio at June 30, 2024 Retail Wholesale Operating Lease 60% 35% 5% 94 91 Q2 2023 Q2 2024 Delinquencies on Book (>30 Days) Profitability Ratios Gross Margin / Average Assets on Book RoA1 3.8% 3.1% 3.1% 2.6% 1.9% 1.6% 1.0% 2.0% 3.0% 4.0% Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 1.5% 1.8% 2.5% 1.0% 1.4% 1.8% 2.2% 2.6% 3.0% Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24

COST REDUCTION ACTIONS

Ongoing focus on both COGS and SG&A of Industrial Activities

	H1 Actions	H2 Actions
COGS	✓ Logistics costs ✓ Manufacturing efficiencies ✓ Material cost control	• Lean manufacturing • Kaizen events • Strategic Sourcing Program
SG&A	✓ Restructuring program progressed as planned ✓ ~13% lower expenses YoY in H1	• New leadership structure to maintain spending discipline • Driving efficiency throughout the organization

Impact by Quarter[1] ($M)

COGS


~300-335
128
25
range reflects
production volumes
Q1
Q2
Q3
Q4

SG&A


~160-180
105
45
range reflects
10-15% savings estimate
Q1
Q2
Q3
Q4

(1) Cumulative gross savings related to cost initiatives; excludes inflation or FX impacts

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CNH

Q2 2024 results review | July 31, 202412 CAPITAL ALLOCATION PRIORITIES ORGANIC GROWTH Support future growth through operating cash flow reinvestments BALANCE SHEET & CREDIT RATING Sustain healthy liquidity levels and investment grade credit rating SHAREHOLDER RETURNS Maintain a dedicated and consistent dividend and share repurchase policy INORGANIC GROWTH Retain option for disciplined and well-structured M&A

Q2 2024 results review | July 31, 202413 2024 OUTLOOK – AGRICULTURE (1) Regional split definition in the slide “Geographic information” (2) Reflects full-year €/$ exchange rate average of 1.09 North America EMEA South America APAC LHP Tractors (15)% – (10)% (15)% – (10)% (15)% – (10)% (5)% – flat HHP Tractors (15)% – (10)% Combines (20)% – (15)% (25)% – (20)% (30)% – (25)% ~flat Total Industry Unit Performance1 CNH Agriculture – Main Assumptions 18.1 2023 A 2024 E (20)-(15)% YoY Net Sales2: $B & Δ% YoY 15.1%2023 A 2024 E Adj. EBIT Margin 13.0-14.0% Total Industry Volume % change FY 2024 vs. FY 2023 reflecting the aggregate for key markets where the Company competes.

Q2 2024 results review | July 31, 202414 2024 OUTLOOK – CONSTRUCTION (1) Regional split definition in the slide “Geographic information” (2) Reflects full-year €/$ exchange rate average of 1.09 North America EMEA South America APAC Light (10)% – (5)% (20)% – (15)% (5)% – flat (10)% – (5)% Heavy (10)% – (5)% (10)% – (5)% flat – 5% (5)% – flat Total Industry Unit Performance1 CNH Construction – Main Assumptions 3.9 2023 A 2024 E (20)-(15)% YoY 6.1%2023 A 2024 E Adj. EBIT Margin 5.0-6.0% Total Industry Volume % change FY 2024 vs. FY 2023 reflecting the aggregate for key markets where the Company competes. Net Sales2: $B & Δ% YoY

Q2 2024 results review | July 31, 202415 2024 OUTLOOK – FINANCIAL TARGETS (1) Non-GAAP measure (definition in appendix) Industrial Activities previous current Net Sales (14)-(10)% YoY (20)-(15)% YoY Adj. EBIT margin1 10.5% - 11.5% 10.0% - 11.0% Free Cash Flow1 $1.1B - $1.3B $0.7B - $0.9B Company previous current Adj. Diluted EPS1 $1.45 - $1.55 $1.30 - $1.40

Q2 2024 results review | July 31, 202416 Focus on delivering results in a challenging environment with an empowered team Establish Agriculture as our core business with improved commercial and brand effectiveness Manage Construction as distinct business with its own governance for greater agility and optionality while preserving synergies Accelerate innovation and the convergence of iron and precision into a seamless user experience Plan for Investor Day in early 2025 PRIORITIES FOR NEXT 90 DAYS

APPENDIX

Q2 2024 results review | July 31, 202418 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q2 2024 | UNIT PERFORMANCE VS. Q2 2023 Note: Total Industry Volume % YoY change reflecting the aggregate for key markets where the Company competes (1) Regional split definition in the slide “Geographic information” NORTH AMERICA1 EMEA1 SOUTH AMERICA1 APAC1 0-140 HP – Small Tractors (11)% (10)% (10)% 1% 140+ HP – Large Tractors 2% Combines (5)% (36)% (26)% 4% Light flat (19)% 32% flat Heavy flat (8)% 28% (11)% T o ta l I n d u s tr y C o m p a n y Tractors Combines Light Heavy Company Inventory Dealer Inventory Retail Production

Q2 2024 results review | July 31, 202419 Q2 2023 Q2 2024 Δ YoY H1 2023 H1 2024 Δ YoY U.S. GAAP Revenues 6,567 5,488 (16)% 11,909 10,306 (13)% Net Sales | Industrial Activities 5,954 4,803 (19)% 10,730 8,934 (17)% Net Income 710 438 (38)% 1,196 840 (30)% Diluted EPS - $ $0.52 $0.34 ($0.18) $0.88 $0.66 ($0.22) Non – GAAP1 Net Sales | Industrial Activities @CC2 5,954 4,846 (19)% 10,730 8,954 (17)% Adjusted EBIT | Industrial Activities 822 536 (35)% 1,377 941 (32)% Adjusted EBIT Margin | Industrial Activities 13.8% 11.2% (260) bps 12.8% 10.5% (230) bps Adjusted Effective Tax Rate 24% 21% (3) pp 26% 20% (6) pp Adjusted Net Income 711 485 (32)% 1,186 906 (24)% Weighted average shares outstanding - diluted – million 1,355 1,260 (7)% 1,357 1,267 (7)% Adjusted Diluted EPS $0.52 $0.38 ($0.14) $0.87 $0.71 ($0.16) Free Cash Flow | Industrial Activities 386 140 (246) (287) (1,069) (782) Q2 / H1 2024 | FINANCIAL SUMMARY (1) Non-GAAP measures: definitions in the slide “Non-GAAP Financial Measures”; reconciliations in “Reconciliations” section (2) @CC means at constant currency Note: numbers may not add due to rounding ($M)

Q2 2024 results review | July 31, 202420 Q2 2024 | INDUSTRIAL ACTIVITIES NET SALES (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Note: numbers may not add due to rounding Agriculture Construction Industrial Activities1 $3,913M $890M $4,803M (20)% YoY (19)% @CC2 (16)% YoY (16)% @CC2 (19)% YoY (19)% @CC2 By Region as reported By Region as reported By Region as reported 44% 30% 14% 11% 57% 20% 17% 7% 47% 28% 15% 10% 38% 34% 18% 10% 55% 22% 16% 7% 41% 32% 17% 9% By Product as reported By Product as reported By Segment as reported 59% 19% 22% 39% 61% 0% 81% 19% 52% 25% 23% 35% 63% 2% 82% 18% Q2 2023 Q2 2024 Agric. Constr. NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC Q2 2024 mix Q2 2023 mix Q2 2024 mix Q2 2023 mix

Q2 2024 results review | July 31, 202421 H1 2024 | INDUSTRIAL ACTIVITIES NET SALES (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Note: numbers may not add due to rounding Agriculture Construction Industrial Activities1 $7,286M $1,648M $8,934M (17)% YoY (17)% @CC2 (14)% YoY (14)% @CC2 (17)% YoY (17)% @CC2 By Region as reported By Region as reported By Region as reported 44% 32% 14% 10% 57% 20% 16% 7% 46% 29% 15% 10% 38% 34% 18% 10% 55% 24% 14% 7% 41% 33% 17% 9% By Product as reported By Product as reported By Segment as reported 58% 18% 24% 40% 59% 1% 82% 18% 53% 24% 23% 35% 63% 2% 82% 18% H1 2023 H1 2024 Agric. Constr. NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC H1 2024 mix H1 2023 mix H1 2024 mix H1 2023 mix

Q2 2024 results review | July 31, 202422 Q2 / H1 2024 | FINANCIALS BY SEGMENT (1) Non-GAAP measure: definition in the slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section Note: numbers may not add due to rounding Revenues & Net Sales Gross Profit Gross Margin Adj. EBIT1 Adj. EBIT Margin1 Q2 23 Q2 24 Q2 23 Q2 24 Q2 23 Q2 24 Q2 23 Q2 24 Q2 23 Q2 24 Agriculture 4,890 3,913 1,321 954 27.0% 24.4% 821 536 16.8% 13.7% Construction 1,064 890 170 147 16.0% 16.5% 72 60 6.8% 6.7% Elimination & Other - - - - - - (71) (60) - - Industrial Activities 5,954 4,803 1,491 1,101 25.0% 22.9% 822 536 13.8% 11.2% Financial Services 603 687 Elimination & Other 10 (2) CNH Industrial 6,567 5,488 ($M) H1 23 H1 24 H1 23 H1 24 H1 23 H1 24 H1 23 H1 24 H1 23 H1 24 Agriculture 8,817 7,286 2,351 1,758 26.7% 24.1% 1,391 957 15.8% 13.1% Construction 1,913 1,648 305 279 15.9% 16.9% 116 111 6.1% 6.7% Elimination & Other - - - - - - (130) (127) - - Industrial Activities 10,730 8,934 2,656 2,037 24.8% 22.8% 1,377 941 12.8% 10.5% Financial Services 1,152 1,372 Elimination & Other 27 - CNH Industrial 11,909 10,306

Q2 2024 results review | July 31, 202423 Q2 2023 Q2 2024 H1 2023 H1 2024 Investments in property, plant and equipment, and intangible assets 131 110 221 206 Breakdown by Category New Product & Technology 34% 48% 39% 47% Maintenance & Other 58% 45% 52% 47% Industrial Capacity Expansion & LT Investments 8% 7% 9% 6% Breakdown by Segment Agriculture 85% 87% 87% 87% Construction 15% 13% 13% 13% Research and Development 269 237 500 465 Total spending (CapEx + R&D) in new products 217 204 401 391 Breakdown by Trend Digital 36% 43% 38% 44% Electric Vehicles and CNG-LNG 12% 6% 11% 7% Other New Program 52% 51% 51% 49% ($M) Q2 / H1 2024 | CAPEX AND R&D Note: numbers may not add due to rounding

Q2 2024 results review | July 31, 202424 ($B) Outstanding Jun. 30, 2024 2024 2025 2026 2027 2028 Beyond 3.0 Bank Debt 1.0 0.3 0.5 0.3 0.2 0.6 11.4 Capital Market 1.2 2.7 2.3 1.7 0.8 2.6 0.1 Other Debt 0.1 - - - - - 14.5 Cash Portion of Debt Maturities 2.3 3.0 2.8 2.1 1.0 3.2 of which Industrial Activities 0.2 0.8 0.5 1.1 0.1 1.4 of which Financial Services 2.1 2.2 2.3 1.0 1.0 1.8 2.6 Cash & Cash Equivalents 0.6 of which restricted cash 0.2 Net Receivables / (Payables) with Iveco Group 4.9 Undrawn Committed credit lines 7.7 Total Available Liquidity DEBT MATURITY SCHEDULE | BREAKDOWN Note: numbers may not add due to rounding

RECONCILIATIONS

RECONCILIATION OF NET INCOME TO ADJ. EBIT OF INDUSTRIAL ACTIVITIES

($M)	Q2 2023	Q2 2024	H1 2023	H1 2024
Net Income	**710**	**438**	**1,196**	**840**
Less: Consolidated income tax expense	(192)	(95)	(365)	(172)
Consolidated income before taxes	**902**	**533**	**1,561**	**1,012**
Less: Financial Services				
Financial Services Net Income	94	91	172	209
Financial Services Income Taxes	26	23	55	42
Add back of the following Industrial Activities items:				
Interest expense of Industrial Activities, net of Interest income and elimin.	22	46	26	78
Foreign exchange (gains) losses, net of Industrial Activities	-	4	6	4
Finance and non-service component of Pension and other post-employment benefit costs of Industrial Activities(1)	(1)	1	(2)	2
Adjustments for the following Industrial Activities items:				
Restructuring expenses	2	51	3	81
Other discrete items(2)	17	15	10	15
Total Adjusted EBIT of Industrial Activities	**822**	**536**	**1,377**	**941**

(1) In the three and six months ended June 30, 2024 and 2023, this item includes the pre-tax gain of $6M and $12M, respectively, as a result of the amortization over the 4 years of the $101M positive impact from the 2021 U.S. healthcare plan modification.

(2) In Q2'24 and H1'24 this item includes a loss of $15M on the sale of certain non-core product lines. In Q2'23 this item included a loss of $17M related to the sale of CNH Industrial Russia. In H1'23 this item included a gain of $13M in relation to the fair value remeasurement of Augmenta and Bennamann, offset by a $23M loss on the sale of CNH Industrial Russia and CNH Capital Russia.

26 Q2 2024 results review | July 31, 2024

CNH

Q2 2024 results review | July 31, 202427 Q2 2023 Q2 2024 H1 2023 H1 2024 Net cash provided by (used in) Operating Activities (139) 379 (840) (515) Cash flows from Operating Activities of Financial Services net of eliminations 732 (124) 890 (322) Change in derivatives hedging debt of Industrial Activities and other (3) (1) 4 (1) Investments in assets sold under operating lease assets of Industrial Activities (5) (7) (9) (11) Investments in property, plant & equipment, and intangible assets of Ind. Act. (131) (110) (221) (206) Other changes(1) (68) 3 (111) (14) Free cash flow of Industrial Activities 386 140 (287) (1,069) RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW OF IND. ACTIVITIES UNDER U.S. GAAP (1) This item primarily includes change in intersegment financial receivables and capital increases in intersegment investments. ($M)

RECONCILIATION OF ADJ. NET INCOME AND ADJ. INCOME TAX (EXPENSE) BENEFIT TO NET INCOME (LOSS) AND INCOME TAX (EXPENSE) BENEFIT AND CALCULATION OF ADJ. DILUTED EPS AND ADJ. ETR UNDER U.S. GAAP

($M)		Q2 2023	Q2 2024	H1 2023	H1 2024
	Net income (loss)	**710**	**438**	**1,196**	**840**
	Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (a)	13	60	1	85
	Adjustments impacting Income tax (expense) benefit (b)	(12)	(13)	(11)	(19)
	Adjusted net income (loss)	**711**	**485**	**1,186**	**906**
	Adjusted net income (loss) attributable to CNH Industrial N.V.	707	480	1,178	900
	Weighted average shares outstanding – diluted (million)	1,355	1,260	1,357	1,267
	Adjusted diluted EPS	**$0.52**	**$0.38**	**$0.87**	**$0.71**
	Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates	**838**	**454**	**1,464**	**856**
(a)	Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates	13	60	1	85
(A)	**Adjusted income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates**	**851**	**514**	**1,465**	**941**
	Income tax (expense) benefit	(192)	(95)	(365)	(172)
(b)	Adjustments impacting Income tax (expense) benefit	(12)	(13)	(11)	(19)
(B)	**Adjusted income tax (expense) benefit**	**(204)**	**(108)**	**(376)**	**(191)**
	Adjusted Effective Tax Rate (Adjusted ETR) (C=B/A)	**24%**	**21%**	**26%**	**20%**
(a)	**Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates**	**13**	**60**	**1**	**85**
	Restructuring expenses	2	51	3	82
	Pre-tax gain related to the 2021 modification of a healthcare plan in the U.S.	(6)	(6)	(12)	(12)
	Loss on sale of Industrial Activities / Financial Services, Russia Operations	17	-	23	-
	Sale of certain non-core product lines	-	15	-	15
	Investment fair value adjustments	-	-	(13)	-
(b)	**Adjustments impacting Income tax (expense) benefit**	**(12)**	**(13)**	**(11)**	**(19)**
	Tax effect of adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates	(12)	(13)	(11)	(19)
	Adjustment to valuation allowances on deferred tax assets	-	-	-	-

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CNH

Q2 2024 results review | July 31, 202429 The composition of our regions part of the geographic information is as follows: ▪ North America: United States, Canada, and Mexico ▪ Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Russia, Turkey, Uzbekistan, Pakistan, the African continent, and the Middle East ▪ South America: Central and South America, and the Caribbean Islands ▪ Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia and Oceania Industry Data ▪ In this presentation, industry information is generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau. ▪ Not all Agricultural or Construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Turkey, Brazil, and any country where local shipments are not reported. ▪ In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated, in making any adjustments to the shipment, delivery, sale, or registration data to determine our estimates of retail unit data in any period. GEOGRAPHIC INFORMATION

Q2 2024 results review | July 31, 202430 CNH monitors its operations through the use of several non-GAAP financial measures. CNH’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH’s financial performance and financial position. Management uses these non-GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH’s non-GAAP financial measures used in this presentation are defined as follows: Adjusted EBIT of Industrial Activities is defined as net income (loss) before income taxes, Financial Services’ results, Industrial Activities’ interest expenses, net, foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non- recurring items. In particular, non-recurring items are specifically disclosed items that management considers rare or discrete events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Net Income (Loss) is defined as net income (loss), less restructuring charges and non-recurring items, after tax. Adjusted Diluted EPS is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH share-based payment awards, when inclusion is not anti-dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Adjusted Income Tax (Expense) Benefit is defined as income taxes less the tax effect of restructuring expenses and non-recurring items, and non-recurring tax charges or benefits. Adjusted Effective Tax Rate (Adjusted ETR) is computed by dividing a) adjusted income taxes by b) income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates, less restructuring expenses and non-recurring items. Free Cash Flow of Industrial Activities (or Industrial Free Cash Flow) refers to Industrial Activities only and is computed as consolidated cash flow from operating activities less: cash flow from operating activities of Financial Services; investments of Industrial Activities in assets sold under operating leases, property, plant and equipment and intangible assets; change in derivatives hedging debt of Industrial Activities; as well as other changes and intersegment eliminations. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Change excluding FX or Constant Currency refers to the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current year’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. NON-GAAP FINANCIAL MEASURES

INVESTOR RELATIONS CONTACTS investor.relations@cnh.com Jason Omerza +1 (630) 740 8079 | jason.omerza@cnh.com Federico Pavesi +39 (345) 605 6218 | federico.pavesi@cnh.com www.cnh.com